CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 20-F Annual Report of Rockwell Ventures Inc. (the “Company”) for the year ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey R. Mason, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 1, 2003	By:	/s/ Jeffrey R. Mason

	Name:	Jeffrey R. Mason
	Title:	Chief Financial Officer